EXHIBIT 23(a)

                        CONSENT OF ARTHUR ANDERSEN LLP






                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 28, 1996 included in Barefoot Inc.'s Form 10-K for the nine months ended December 31, 1995 and to all references to our Firm included in this registration statement.



Columbus, Ohio
June 24, 1996.                                        /S/ARTHUR ANDERSEN LLP